Exhibit 10.7

October 31, 2019

Orion Energy Credit Opportunities Fund II, L.P.

Orion Energy Credit Opportunities Fund II PV, L.P.

Orion Energy Credit Opportunities Fund II GPFA, L.P.

350 5th Ave #6740

New York, NY 10118

Attention:	Gerrit Nicholas; Rui Viana; Mark Friedland; Timothy Mister; Sue Yang
Email:	Gerrit@OrionEnergyPartners.com; Rui@OrionEnergyPartners.com; Mark@OrionEnergyPartners.com; Timothy@OrionEnergyPartners.com; Sue@OrionEnergyPartners.com

Re: Observer Right Agreement

Ladies and Gentlemen:

FuelCell Energy, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower from time to time party hereto (each a “Guarantor”, and, collectively, together with the Borrower, the “Loan Parties”), Orion Energy Credit Opportunities Fund II, L.P., a Delaware limited partnership (“Main Fund”), Orion Energy Credit Opportunities Fund II PV, L.P., a Delaware limited partnership (“ECI Parallel Fund”) and Orion Energy Credit Opportunities Fund II GPFA, L.P., a Delaware limited partnership (“Family & Associates Fund,” and, together with Main Fund, ECI Parallel Fund, and their respective Affiliates, collectively, “Orion”) are entering into this letter agreement (this “Agreement”), in connection with (i) the Credit Agreement dated of even date herewith (the “Credit Agreement”), among the Borrower, the Guarantors, the lenders party thereto from time to time (collectively, the “Lenders”) and Orion Energy Partners Investment Agent, LLC, as administrative agent (“Agent”) and collateral agent, (ii) those certain Initial Funding Warrants dated as of even date herewith issued by the Borrower to each of the Orion Energy Warrant Holders, and (iii) to the extent issued on the Second Funding Date in accordance with the Credit Agreement, those certain Second Funding Warrants to be dated as of the Second Funding Date and to be issued by the Borrower to each of the Orion Energy Warrant Holders. The purpose of this Agreement is to permit Main Fund, ECI Parallel Fund and Family & Associates Fund to qualify the investment in the Loan Parties as a “venture capital investment” for purposes of the United States Department of Labor Regulation published at 29 C.F.R. Section 2510.3-101(c) under the Employee Retirement Income Security Act of 1974, as amended (the “Plan Asset Regulation”).  Capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings set forth in the Credit Agreement (it being understood that if the Credit Agreement is not in effect at any time during the term of this Agreement, references herein to the Credit Agreement shall be to the Credit Agreement as if the Credit Agreement was in effect at such time).  In connection therewith, the parties hereby agree as follows:

1.Observer Right.

(a)The Borrower hereby grants to each of Main Fund and Family & Associates Fund the right to have a representative (who shall initially be Gerrit Nicholas in the case of Main Fund and Rui Viana in the case of Family & Associates Fund) (each, a “Representative” and, together, the “Representatives”), which Representatives must, in all cases, meet the criteria for nomination as a director pursuant to the Borrower’s Nominating and Corporate Governance Committee Charter attached hereto as Annex A (other than paragraph 5 thereof to the extent related to the Representative’s representation of the Lenders) (the “Board Criteria”) to attend all formal meetings of the board of directors or similar governing body of the Borrower (the “Board”) and the audit committee thereof, in a nonvoting observer capacity and, in this respect, the Borrower shall give such Representatives copies of all notices, minutes, consents, and other materials that it provides to members of the Board or the audit committee thereof at the same time and in the same manner as provided to such members; provided, however, that such Representatives shall agree to hold in confidence and trust all information so provided; provided, further, that the Borrower reserves the right to reasonably withhold any information and to reasonably exclude such Representatives from any meeting or portion thereof if access to such information or attendance at such meeting could, in the reasonable belief of the Borrower, (i) cause the Borrower to lose the protection of attorney-client privilege, (ii) result in a conflict of interest (including, in the case of any threatened, pending or completed action, suit or proceeding involving Orion or the Lenders or the Orion Energy Warrant Holders under the Financing Documents or the Warrants or any proposed or pending transaction involving the Borrower, on the one hand, and Orion or the Lenders or the Orion Energy Warrant Holders, on the other hand), or (iii) result in the disclosure of trade secrets of the Borrower to such Representative (information described in clauses (i) through (iii), “Protected Information”).  Moreover, Orion and the Representatives agree that any information provided to the Representatives in their capacity as such is delivered “AS IS” and neither the Borrower nor the Loan Parties make, and they each expressly disclaim, any representation or warranty as to the accuracy or completeness thereof. Without limiting the foregoing, the Borrower shall have no liability to Orion, the Representatives or their respective Affiliates resulting from any use or reliance upon any information provided to the Representatives in their capacity as such.

(b)The Representatives may participate in discussions of matters brought before a quarterly meeting of the Board, but in no event shall either Representative (i) be deemed a member of the Board or the audit committee thereof or (ii) vote on or have the right to propose or offer any motions or resolutions to the Board. For the avoidance of doubt, the presence of one or both of the Representatives shall not be required for establishing a quorum at a meeting of the Board.

(c)The Borrower shall not remove or replace the Representative of Main Fund or the Representative of Family & Associates Fund as a nonvoting observer at any time without the prior written consent of Main Fund or Family & Associates Fund, respectively; provided, however, that the Borrower may remove any Representative who ceases to meet the Board Criteria.  Each Representative shall have the right to resign at any time by giving prior written notice thereof to the Borrower. Upon any such notice of resignation or any such removal, (i) Main Fund shall have the right to appoint a successor representative of Main Fund, and (ii) Family & Associates Fund shall have the right to appoint a successor representative of Family & Associates Fund; provided that such successor representative executes a counterpart to this Agreement and agrees to be bound by the terms hereof.  Any such successor representative shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed representative and the retiring or removed representative shall promptly take such actions, as may be necessary or appropriate in connection with the assignment to such successor representative of the rights hereunder, whereupon such retiring or removed representative shall be discharged from his or her duties and obligations hereunder. After any retiring or removed representative’s resignation or removal hereunder, the provisions of Section 6 of this Agreement shall inure to such representative’s benefit as to any actions taken or omitted to be taken by such representative while he or she was a representative hereunder.

(d)In the event that the Borrower may at any time in the future be governed, directly or indirectly, by a board of directors, board of managers or similar governing body of a person (other than or in addition to the Board), the rights set forth in clauses (a) and (b) above shall apply mutatis mutandis to such other board of directors, board of managers or similar governing body and similar committees thereof.

(e)Except as set forth in Section 6 hereof, the parties hereto acknowledge and agree that the Representatives shall not be entitled to reimbursement or compensation from the Borrower in connection with the activities performed by the Representatives under this Agreement.

(f)Orion agrees that it will, and will cause each Representative and each other person designated as a Representative upon the exercise of the rights granted to Main Fund, ECI Parallel Fund and Family & Associates Fund pursuant to Section 4 of this Agreement to comply with all written policies, procedures, processes, codes, rules, standards and guidelines applicable to Board members, including but not limited to the Borrower’s corporate governance guidelines, code of business conduct, and insider trading policy.

2.Books and Records; Financial Information.  Each of the Loan Parties hereby agrees, subject to the right of the Loan Parties to withhold Protected Information, that they shall provide each of the Representatives, with:

(a)the right to (i) visit and inspect the properties of the Loan Parties with five (5) business days’ prior notice and subject to the Loan Parties’ regular site access and security requirements; (ii) examine the books of account and records of the Loan Parties; and (iii) discuss the affairs, finances, and accounts of the Loan Parties with their respective executive officers, during normal business hours of the Loan Parties, in each case, as may be reasonably requested by Main Fund, ECI Parallel Fund or Family & Associates Fund; and

(b)as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Loan Parties, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of recognized standing selected by the Borrower; provided that the Loan Parties shall be deemed to have complied with this requirement by filing same on the Electronic Data Gathering and Retrieval System (EDGAR) of the U.S. Securities and Exchange Commission; provided, however, that the Loan Parties shall not be in violation of this Agreement until Orion has notified the Loan Parties in writing describing the events which constitute such violation and then only if the Loan Parties shall have failed to cure such violation within sixty (60) days after the receipt of such written notice.

3.Consultation with Management.  The Loan Parties hereby agree that they shall make their appropriate executive officers available periodically, but at least quarterly, and at such other times as reasonably requested (in any event, with at least five (5) business days’ written notice unless waived by all relevant parties) by any of Main Fund, ECI Parallel Fund or Family & Associates Fund, for reasonable consultation with the Representatives, with respect to matters relating to the business and affairs of the Loan Parties; provided, however, that the Loan Parties shall not be in violation of this Agreement until Orion has notified the Loan Parties in writing describing the events which constitute such violation and then only if the Loan Parties shall have failed to cure such violation within sixty (60) days after the receipt of such written notice.  The parties acknowledge and agree that such consultations need not be in person and may be carried out by telephone or videoconference.  At the request of any or all of Main Fund, ECI Parallel Fund and Family & Associates Fund, the Loan Parties will provide such additional rights of consultation as Main Fund, ECI Parallel Fund or Family & Associates Fund may reasonably request in the event changes in applicable law require such changes in order for the investment in the Loan Parties to qualify as a “venture capital investment” for purposes of the Plan Asset Regulation.

4.VCOC Transferees.

(a)In the event that Main Fund, ECI Parallel Fund or Family & Associates Fund transfers all or any portion of its investment in the Loan Parties to any other entity that is intended to qualify as a “venture capital operating company” under the Plan Asset Regulation (a “VCOC Transferee”), such VCOC Transferee shall be afforded the same rights as are afforded to Main Fund, ECI Parallel Fund and Family & Associates Fund, respectively, hereunder and shall be treated, for such purposes, as a third party beneficiary hereunder. Notwithstanding the foregoing, at no time shall the aggregate number of observers or Representatives under this Agreement exceed two (2) unless a higher number of observers or Representatives is consented to by the Borrower (which consent shall not be unreasonably withheld).

(b)It is the intention of Orion and the Loan Parties that all rights herein constitute direct contractual rights between Main Fund, ECI Parallel Fund and Family & Associates Fund, on the one hand, and each of the Loan Parties, on the other hand, and that such rights shall be independently enforceable by each of Main Fund, ECI Parallel Fund and Family & Associates Fund, consistent with each fund’s status as a “venture capital operating company” as defined in the Plan Asset Regulation. The Loan Parties hereby acknowledge and agree that each of Main Fund, ECI Parallel Fund and Family & Associates Fund shall have the right, in its sole discretion, to designate one or more individuals or other persons to exercise the rights granted to Main Fund, ECI Parallel Fund and Family & Associates Fund hereunder, subject to the requirement that any Representative must meet the Board Criteria and that, subject to clause (a) above, there may be no more than two (2) Representatives under this Agreement.

5.Term.  The observer right set forth in Section 1 of this Agreement, the right to review books and records set forth in Section 2 of this Agreement, the right to consult with management set forth in Section 3 above and this Agreement as a whole shall automatically terminate on the later of the Discharge Date or the date that neither Orion nor any of its Affiliates own any interest in any of the Loan Parties (including any Warrant or any equity interest acquired upon the exercise of the Warrants); provided that Sections 6 and 7 of this Agreement shall survive such termination.

6.Indemnity.  To the extent the provisions of Section 1 of this Agreement apply, each Loan Party hereby agrees to provide indemnification and advancement of expenses to the Representatives in accordance with the terms of the form of Indemnification Agreement attached hereto as Exhibit A.  For purposes of clarity, the parties agree and acknowledge that (i) each of the Representatives shall have no fiduciary duties or obligations to the Loan Parties and, under no circumstances, shall any indemnity and/or advancement contemplated by this Agreement be negated or otherwise impacted by any claim which alleges a breach of any such duties, (ii) subject to the obligations of non-use and confidentiality set forth in Sections 1(a) and 7 of this Agreement, nothing contained herein will restrict the ability of Orion or any of its Affiliates from time to time to engage in any business or investment activity or to acquire, develop or otherwise pursue business or investment opportunities for its own account, independently and without notice to, or regard for the interests of, the Loan Parties, including, without limitation, business or investment activities or opportunities that compete with or are otherwise contrary to the interests of the Loan Parties or their Affiliates or that the Loan Parties or their Affiliates might find advantageous or desirable to engage in, acquire, develop or otherwise pursue, and (iii) the foregoing rights to indemnification and advancement constitute third-party rights extended by the Loan Parties to the Representatives and do not constitute rights to indemnification or advancement of expenses as a result of a Representative serving as a director, officer, employee or agent of any Loan Party.

7.Confidentiality.  Orion agrees that it will, and will cause each Representative and each individual or other person exercising the rights granted to Main Fund, ECI Parallel Fund and Family & Associates Fund pursuant to Section 4 of this Agreement to, keep confidential any information obtained from the Loan Parties pursuant to the terms of this Agreement in accordance with the provisions of Section 10.11 of the Credit Agreement, which provisions are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.  Orion agrees that it shall be jointly and severally liable for any breach by a Representative or any individual or other person exercising the rights granted to Main Fund, ECI Parallel Fund and Family & Associates Fund pursuant to Section 4 of this Agreement of any of the terms (both stated herein and incorporated from the Credit Agreement) of this Section 7.

8.Miscellaneous.

(a)This Agreement shall be governed in accordance with the laws of the State of New York.

(b)This Agreement and the other Financing Documents to which any Loan Party is party constitutes the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(c)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d)This Agreement may only be waived, altered or amended by an instrument in writing duly executed by each of the parties hereto.

(e)EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)Any legal action or proceeding with respect to this Agreement shall, except as provided in clause (g) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each party hereto irrevocably consents to the service of process in the manner provided for notices in Section 10.01 of the Credit Agreement, which provisions are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

(g)Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(h)The parties hereto agree that a breach of any of the covenants contained in this Agreement may cause irreparable injury to the other parties hereto, that such other parties may not have an adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Agreement shall be specifically enforceable against the breaching party, and the parties hereto hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

FUELCELL ENERGY, INC.

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

FUELCELL ENERGY FINANCE II, LLC

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

BAKERSFIELD FUEL CELL 1, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

CENTRAL CA FUEL CELL 2, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

YAPHANK FUEL CELL PARK, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

LONG BEACH TRIGEN, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

SAN BERNARDINO FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

MONTVILLE FUEL CELL PARK, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

EASTERN CONNECTICUT FUEL CELL
PROPERTIES, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

CR FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

BRT FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

DERBY FUEL CELL, LLC

By:	FUELCELL ENERGY FINANCE II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
Name:	Jason B. Few
Title:	President, Chief Executive Officer and Chief Commercial Officer

ACCEPTED AND AGREED TO:

ORION ENERGY CREDIT OPPORTUNITIES
FUND II, L.P., a Delaware limited partnership

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND II PV, L.P., a Delaware limited partnership

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P., a Delaware limited partnership

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[FuelCell - Observer Right Agreement]

Exhibit A

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of [______] between FuelCell Energy, Inc., a Delaware corporation (“FuelCell”), the Subsidiaries of FuelCell from time to time party hereto (collectively, together with FuelCell, each a “Company” and collectively, the “Companies”), Orion Energy Credit Opportunities Fund II, L.P., a Delaware limited partnership (“Main Fund”), Orion Energy Credit Opportunities Fund II PV, L.P., a Delaware limited partnership (“ECI Parallel Fund”), Orion Energy Credit Opportunities Fund II GPFA, L.P., a Delaware limited partnership (“Family & Associates Fund” and, together with Main Fund and ECI Parallel Fund, “Orion”), Orion Energy Credit Opportunities Fund II GP, L.P., a Delaware limited partnership (“GP”), Orion Energy Partners, L.P., a Delaware limited partnership (“Main Fund Management”), Gerrit Nicholas, an individual, in his capacity as a representative of Main Fund as a nonvoting observer to FuelCell’s Board of Directors or similar governing body (the “Board”), and Rui Viana, an individual, in his capacity as a representative of Family & Associates Fund as a nonvoting observer to the Board (together, in such capacity, the “Representatives,” and collectively with Main Fund, ECI Parallel Fund, Family & Associates Fund, GP, Main Fund Management, any replacement Representatives and their respective Affiliates, the “Indemnitees”).

WITNESSETH:

WHEREAS, highly competent persons have become more reluctant to serve companies as directors, managers, officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

WHEREAS, the Board has determined that, in order to attract and retain qualified individuals, each Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving such Company from certain liabilities.  Although the furnishing of such insurance has been a customary and widespread practice among United States-based companies and other business enterprises, each Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions.  At the same time, directors, managers, officers, and other persons in service to companies and other business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against a Company or business enterprise itself.

WHEREAS, the uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining such persons;

WHEREAS, the Board acknowledges the increased difficulty in attracting and retaining such persons and has determined that each Company should act to assure such persons that there will be increased certainty of such protection in the future;

WHEREAS, it is reasonable, prudent and necessary for each Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve a Company free from undue concern that they will not be so indemnified;

WHEREAS, this Agreement is a supplement to and is in furtherance of the certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organization document of each Company (as the same may be amended from time to time in accordance with their terms, the “Charter Documents”), and shall not be deemed a substitute therefor, nor shall anything in this Agreement diminish or abrogate any rights of any Indemnitee thereunder; and

WHEREAS, the Indemnitees do not regard the protection available under the Charter Documents and insurance as adequate in the present circumstances, and may not be willing to enter into the transactions contemplated by (i) the Credit Agreement dated as of October 31, 2019 (the “Credit Agreement”), among the Companies, the lenders party thereto from time to time (collectively, the “Lenders”) and Orion Energy Partners Investment Agent, LLC, as administrative agent and collateral agent, (ii) those certain Initial Funding Warrants dated as of October 31, 2019 issued by the Borrower to each of the Orion Energy Warrant Holders, and (iii) to the extent issued on the Second Funding Date in accordance with the Credit Agreement, those certain Second Funding Warrants to be dated as of the Second Funding Date and to be issued by the Borrower to each of the Orion Energy Warrant Holders (collectively, the “Transactions”), or to permit the Representatives to serve in such capacity, in each case without adequate protection, and each Company desires the Indemnitees to enter into the Transactions and to cause the Representatives to serve in such capacity.  The Representatives are willing to serve in such capacity on the condition that they be so indemnified.

NOW, THEREFORE, in consideration of the Indemnitees’ agreement to enter into the Transactions and the Representatives’ agreement to serve in such capacity, the parties hereto agree as follows:

1.Indemnity of Indemnitees.  Subject to the terms and conditions hereof, each Company hereby agrees to hold harmless and indemnify each Indemnitee to the fullest extent permitted by law, as such may be amended from time to time.  In furtherance of the foregoing indemnification, and without limiting the generality thereof:

(a)Generally.  Each Indemnitee shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all Expenses (as hereinafter defined) actually and reasonably incurred by it or on its behalf if, by reason of a Representative’s status as such or service in such capacity, such Indemnitee is, or is threatened to be made, a party to or otherwise involved in any Proceeding (as hereinafter defined), REGARDLESS OF WHETHER ARISING FROM ANY ACT OR OMISSION WHICH CONSTITUTED THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OF SUCH INDEMNITEE; provided that the conduct of such Indemnitee in respect of the matters at issue did not constitute gross negligence, willful misconduct, bad faith, or a violation of law, and in the case of any criminal proceeding, such Indemnitee did not have reasonable cause to believe that the act or omission was unlawful.

(b)Certain Presumptions.  The termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 1.  The termination of any Proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that an Indemnitee acted in a manner contrary to that specified in this Section 1.

(c)Third-Party Indemnification Rights.  For the avoidance of doubt, the rights to indemnification and advancement of expenses provided hereunder shall constitute third-party indemnification rights.

(d)Limitations.  Notwithstanding anything herein to the contrary, no Indemnitee hereunder shall be entitled to indemnification or advancement of expenses provided hereunder (i) by reason of being a director or officer of any Company pursuant to the terms of this Agreement or (ii) as a result of, in connection with or following a material breach of the Observer Right Agreement between the Company and Orion dated [of even date herewith].

2.Additional Indemnity.  In addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, each Company shall and hereby does indemnify and hold harmless each Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by it or on its behalf if, by reason of a Representative’s status as such or service in such capacity, it is, or is threatened to be made, a party to or participant in any Proceeding, including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of such Indemnitee.  The only limitation that shall exist upon a Company’s obligations pursuant to this Agreement shall be that such Company shall not be obligated to make any payment to an Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof of this Agreement) to be unlawful.

3.Contribution.

(a)Whether or not the indemnification provided in Sections 1 and 2 of this Agreement is available, in respect of any threatened, pending or completed action, suit or proceeding in which a Company is jointly liable with an Indemnitee (or would be if joined in such action, suit or proceeding), such Company shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring such Indemnitee to contribute to such payment and such Company hereby waives and relinquishes any right of contribution it may have against such Indemnitee.  A Company shall not enter into any settlement of any action, suit or proceeding in which such Company is jointly liable with any Indemnitee (or would be if joined in such action, suit or proceeding) without the prior written consent of such Indemnitee unless such settlement provides for a full and final release of all claims asserted against such Indemnitee.

(b)Without diminishing or impairing the obligations of each Company set forth in the preceding subparagraph, if, for any reason, an Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which a Company is jointly liable with such Indemnitee (or would be if joined in such action, suit or proceeding), such Company shall, to the extent permitted by applicable law, contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by such Indemnitee in proportion to the relative benefits received by such Company and all officers, directors, managers or employees of such Company who are jointly liable with such Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and such Indemnitee, on the other hand, from the transaction from which such action, suit or proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of such Company and all officers, directors, managers or employees of such Company who are jointly liable with such Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and such Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered.  The relative fault of each Company and all officers, directors, managers or employees of each Company who are jointly liable with such Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and such Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c)Each Company hereby agrees to fully indemnify and hold each Indemnitee harmless from any claims of contribution which may be brought by officers, directors, managers or employees of each Company who may be jointly liable with such Indemnitee.

(d)To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to an Indemnitee for any reason whatsoever, each Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount incurred by such Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by each Company and such Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of each Company (and its directors, officers, managers, employees and agents) and such Indemnitee in connection with such event(s) and/or transaction(s).

4.Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the extent that any Indemnitee is, by reason of a Representative’s status as such or service in such capacity, a witness, or is made (or asked to) respond to discovery requests, in any Proceeding to which such Indemnitee is not a party, such Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by it or on its behalf in connection therewith.

5.Advancement of Expenses.  Notwithstanding any other provision of this Agreement, each Company shall advance all Expenses incurred by or on behalf of any Indemnitee in connection with any Proceeding by reason of a Representatives’ status as such or service within such capacity within thirty (30) days after the receipt by a Company of a statement or statements from such Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.  Such statement or statements shall reasonably evidence the Expenses incurred by such Indemnitee and shall include or be preceded or accompanied by a written undertaking by or on behalf of such Indemnitee to repay any Expenses advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified against such Expenses.  Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free.

6.Procedures and Presumptions of Entitlement to Indemnification.  It is the intent of this Agreement to secure for each Indemnitee rights of indemnity that are as favorable as may be permitted under applicable law.  Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether an Indemnitee is entitled to indemnification under this Agreement:

(a)To obtain indemnification under this Agreement, an Indemnitee shall submit to a Company a written request, including therein or therewith such documentation and information as is reasonably available to such Indemnitee and is reasonably necessary to determine whether and to what extent such Indemnitee is entitled to indemnification. The Secretary of such Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that such Indemnitee has requested indemnification. Notwithstanding the foregoing, any delay or failure by an Indemnitee to provide such a request to a Company hereunder will not relieve such Company of any liability which it may have to such Indemnitee hereunder unless, and to the extent that, such delay or failure actually and materially prejudices the interests of such Company.

(b)Upon written request by an Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination with respect to such Indemnitee’s entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of the Board (1) by a majority vote of the disinterested directors, even though less than a quorum, (2) by a committee of disinterested directors designated by a majority vote of the disinterested directors, even though less than a quorum, or (3) if there are no disinterested directors or if the disinterested directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee.  For purposes hereof, disinterested directors are those members of the Board who are not parties to the action, suit or proceeding in respect of which indemnification is sought by such Indemnitee.

(c)If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c).  The Independent Counsel shall be selected by the Board.  The applicable Indemnitee may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within twenty (20) days after submission by the applicable Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof, no Independent Counsel shall have been selected and not objected to, either the applicable Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by such Indemnitee to such Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof.  The applicable Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and such Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(d)In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.  Neither the failure of a Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by a Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(e)Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the applicable Company, including financial statements, or on information supplied to a Representative in its capacity as such by the officers or directors of such Company in the course of their duties.  In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of a Company shall not be imputed to an Indemnitee for purposes of determining the right to indemnification under this Agreement.

(f)If the person, persons or entity empowered or selected under this Section 6 to determine whether an Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the applicable Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and such Indemnitee shall be entitled to such indemnification absent (i) a misstatement by such Indemnitee of a material fact, or an omission of a material fact necessary to make such Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such sixty (60) day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto.

(g)Each Indemnitee shall cooperate with the person, persons or entity making such determination with respect to such Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to such Indemnitee and reasonably necessary to such determination.  Any Independent Counsel or member of the Board, as the case may be, shall act reasonably and in good faith in making a determination regarding such Indemnitee’s entitlement to indemnification under this Agreement.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by such Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the applicable Company and such Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(h)Notwithstanding any provision in this Agreement, a Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against an Indemnitee for which payment has actually been made to or on behalf of such Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; provided that the foregoing shall not affect the rights of such Indemnitee or the Fund Indemnitors set forth in Section 8(d).

7.Remedies of Indemnitee.

(a)In the event that (i) a determination is made pursuant to Section 6 of this Agreement that an Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6(b) of this Agreement within ninety (90) days after receipt by a Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within ten (10) days after receipt by a Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that such Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, such Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction, of such Indemnitee’s entitlement to such indemnification. Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). Each Company shall not oppose any Indemnitee’s right to seek any adjudication thereof.

(b)In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that an Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial on the merits, and such Indemnitee shall not be prejudiced by reason of the adverse determination under Section 6(b).

(c)If a determination shall have been made pursuant to Section 6(b) of this Agreement that an Indemnitee is entitled to indemnification, each Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7 absent (i) a misstatement by such Indemnitee of a material fact, or an omission of a material fact necessary to make such Indemnitee’s misstatement not materially misleading in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)In the event that an Indemnitee, pursuant to this Section 7, seeks a judicial adjudication of its rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the applicable Company, such Company shall pay on such Indemnitee’s behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 12 of this Agreement) actually and reasonably incurred by such Indemnitee in such judicial adjudication, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

(e)Each Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that each Company is bound by all the provisions of this Agreement.  The applicable Company shall indemnify each applicable Indemnitee against any and all Expenses and, if requested by any applicable Indemnitee, shall (within ten (10) days after receipt by a Company of a written request therefor) advance, to the extent not prohibited by law, such expenses to the applicable Indemnitee, which are incurred by such Indemnitee in connection with any action brought by such Indemnitee for indemnification or advance of Expenses from such Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by such Company, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

(f)Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

8.Non-Exclusivity; Survival of Rights; Insurance; Primacy of Indemnification; Subrogation.

(a)The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which any Indemnitee may at any time be entitled, without duplication, under applicable law, Charter Documents, any other agreement, a vote of equityholders, a resolution of managers or otherwise, of any Company.  No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of any Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration or repeal.  To the extent that a change in law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Charter Documents and this Agreement, it is the intent of the parties hereto that each Indemnitee shall enjoy by this Agreement the greater benefits, without duplication, so afforded by such change.  No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise, but without duplication of payment or reimbursement.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)To the extent that a Company maintains an insurance policy or policies providing liability insurance for directors, officers, managers, employees, or agents or fiduciaries of a Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of a Company, each Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, manager, employee, agent or fiduciary under such policy or policies; provided, however, that such coverage shall not be construed as evidence that the Indemnitee is a director, officer, manager, employee, agent or fiduciary of any Company or entitled to indemnification or advancement of expenses by reason of such Indemnitee’s status as any of the foregoing.  If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, a Company has director and officer liability insurance in effect, such Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. Each Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(c)In the event of any payment under this Agreement, the applicable Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable such Company to bring suit to enforce such rights. Notwithstanding the foregoing, in no event shall any Company be subrogated to any right of recovery an Indemnitee may have from any Orion Energy Partners entity or any insurer thereof.

(d)Each Company hereby acknowledges that the Indemnitees may have certain rights to indemnification, advancement of expenses and/or insurance provided by or on behalf of one or more Orion Energy Partners entities, including Main Fund, ECI Parallel Fund, Family & Associates Fund, Main Fund Management, or their respective affiliates (collectively, the “Fund Indemnitors”).  Notwithstanding anything to the contrary herein or otherwise, each Company hereby agrees, with respect to a claim for indemnification made against such Company hereunder and which is payable by such Company hereunder:

(i)that such Company is the indemnitor of first resort (i.e., that such Company’s obligations to the Indemnitees are primary and that any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Indemnitees are secondary),

(ii)that such Company will be required to advance the full amount of any reasonable expenses incurred by the Indemnitees and will be liable for the full amount of all liabilities, expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement or any other agreement between such Company and such Indemnitees, without regard to any rights such Indemnitees may have against the Fund Indemnitors, and

(iii)that such Company irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof.

(e)Notwithstanding anything to the contrary herein or otherwise, each Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any Indemnitee with respect to any claim for which an Indemnitee has sought indemnification from a Company will affect the foregoing and the Fund Indemnitors will have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of each Indemnitee against a Company.  Each Company and each Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Agreement.

9.Duration of Agreement.  All agreements and obligations of each Company contained herein shall continue for so long as there is any Representative or any replacement thereof serving in such capacity, and shall continue thereafter so long as any Indemnitee shall be subject to any Proceeding by reason of Representative’s status as such or service in such capacity , whether or not any Representative is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of a Company, and including any transferee of an interest of any Orion Energy Partners entity), assigns, spouses, heirs, executors and personal and legal representatives.

10.Security.  To the extent requested by an Indemnitee and approved by a Company, each Company may at any time and from time to time provide security to an Indemnitee for such Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral.  Any such security, once provided to an Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

11.Enforcement.

(a)Each Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce the Indemnitees to enter into the Transactions and to induce the Representatives to serve in such capacity in connection with the Transactions, and each Company acknowledges that each Indemnitee is relying upon this Agreement in entering into the Transactions and permitting the Representatives to serve as such.

(b)This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

12.Definitions.  For purposes of this Agreement:

(a)“Expenses” shall include all losses, claims, damages, liabilities, joint or several, reasonable and documented attorneys’ fees and legal expenses, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a

Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding.  Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding and all federal, state, local or foreign taxes imposed on any Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent.  Expenses, however, shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee.

(b)“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) a Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either a Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.  The applicable Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(c)“Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of a Company or otherwise and whether civil, criminal, administrative or investigative, in which an Indemnitee was, is or will be involved as a party or otherwise, by reason of a Representative’s status as such or service in such capacity, but excluding (i) one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce its rights under this Agreement, (ii) one brought by a Company against an Indemnitee in connection with the Transactions, the Observer Right Agreement (as defined below) or any other agreement, document, instrument, transaction or other action related thereto.

13.Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.  Without limiting the generality of the foregoing, this Agreement is intended to confer upon each Indemnitee indemnification rights to the fullest extent permitted by applicable laws.  In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

14.Modification and Waiver.  No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by each Company and GP.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

15.Notice By Indemnitee.  Indemnitee agrees promptly to notify the applicable Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder.  The failure to so notify the applicable Company shall not relieve such Company of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.

16.Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent:

(a)To any Indemnitee at the following address:

Orion Energy Credit Opportunities Fund II, L.P.

Orion Energy Credit Opportunities Fund II PV, L.P.

Orion Energy Credit Opportunities Fund II GPFA, L.P.

350 5th Ave #6740

New York, NY 10118

Attention:	Gerrit Nicholas; Rui Viana; Mark Friedland; Timothy Mister; Sue Yang
Email:	Gerrit@OrionEnergyPartners.com;
Rui@OrionEnergyPartners.com;
Mark@OrionEnergyPartners.com;
Timothy@OrionEnergyPartners.com;
Sue@OrionEnergyPartners.com

with a copy to:

Greenberg Traurig, LLP
200 Park Avenue

New York, NY 10166
Attention:  Todd Bowen
Phone:  212-801-2299

Email: bowent@gtlaw.com

(b)To a Company at:

FuelCell Energy, Inc.

3 Great Pasture Road
Danbury, CT 06810
Attention: Jason Few
Email:jfew@fce.com

with a copy to:

FuelCell Energy, Inc.

3 Great Pasture Road
Danbury, CT 06810
Attention: Jennifer Arasimowicz, General Counsel
Email:jarasimowicz@fce.com

or to such other address as may have been furnished to Indemnitee by a Company or to a Company by Indemnitee, as the case may be.

17.Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  This Agreement may also be executed and delivered by electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.Headings.  The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

19.Governing Law and Consent to Jurisdiction.  This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Each Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, irrevocably [name] [address] as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

20.Observer Rights Agreement.  The provisions of Section 8 of that certain Observer Right Agreement dated as of October 31, 2019 among the Companies and certain of the Indemnitees party hereto (the “Observer Right Agreement”) are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

COMPANIES:

FUELCELL ENERGY, INC.

By:
Name:
Title:

[OTHER LOAN PARTIES]

By:
Name:
Title:

INDEMNITEES:

Gerrit Nicholas

Rui Viana

ORION ENERGY CREDIT OPPORTUNITIES
FUND II, L.P., a Delaware limited partnership

By:
Name:
Title:

ORION ENERGY CREDIT OPPORTUNITIES
FUND II PV, L.P., a Delaware limited partnership

By:
Name:
Title:

ORION ENERGY CREDIT OPPORTUNITIES
FUND II GPFA, L.P., a Delaware limited partnership

By:
Name:
Title:

ORION ENERGY CREDIT OPPORTUNITIES
FUND II GP, L.P., a Delaware limited partnership

By:
Name:
Title:

ORION ENERGY PARTNERS, L.P., a Delaware
limited partnership

By:
Name:
Title: